SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2005

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4400 Post Oak Pkwy, Suite 2700, Houston, Texas		77027
(Address of principal executive offices)		(Zip code)

(713) 881-3600
(Registrant’s telephone number, including area code)

Item 8.01.	Other Events

On September 1, 2005 Adams Resources & Energy, Inc. announced that the Company and its partners have notified the United Kingdom’s Department of Trade and Industry of their intention to relinquish their license for Block 21-1b in the U.K. sector of the North Sea. The license will be allowed to expire at the end of its first term period on September 30, 2005. In connection with the announcement, Adams Resources & Energy, Inc. issued a press release on September 1, 2005. A copy of the announcement is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c)	99.1 Copy of Adams Resources & Energy, Inc. press release dated September 1, 2005 entitled “Adams Resources Relinquishes a North Sea Block.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date: September 1, 2005                By: /s/ Richard B. Abshire
Richard B. Abshire
Chief Financial Officer

The following designated exhibits are incorporated by reference as filed with this report, as indicated.

EXHIBIT INDEX

Exhibit No.       Description

99.1	Copy of Adams Resources & Energy, Inc. press release dated September 1, 2005 entitled “Adams Resources Relinquishes A North Sea Block”